MODIFICATION OF PROMISSORY NOTE
                         -------------------------------

     THIS  MODIFICATION  OF  PROMISSORY  NOTE (this "MODIFICATION AGREEMENT") is
                                                     ----------------------
made as of the 1st day of December, 2000, by and between, TELSCAPE INTERNATIONAL, INC., a Texas corporation (the "COMPANY"), and JAMES H. DORSEY
                                                  -------
III  ("LENDER").
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                                R E C I T A L S:
                                - - - - - - - -

     WHEREAS, pursuant to that certain Amended and Restated Promissory Note (the "Note") dated April 22, 2000, the Company promised to pay Lender the entire
------
unpaid balance owed under the Note plus all accrued interest thereon on October 22, 2000;

     WHEREAS, on December 1, 2000, the entire unpaid balance including all accrued interest due under the Note was $1,779,461.16 (the "Debt");
                                                                     ----

     WHEREAS, the Company and Lender desire to modify the Note and extend the due date of the Debt as hereinafter provided;

     NOW  THEREFORE,  the  Company  and  Lender  hereby  agree  as  follows:

     1.     Modification  of  Note and Payment of Debt.  Lender hereby agrees to
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            accept  7,500  shares of Class G Preferred Stock of the Company (the
            "Class G Stock") in payment of $750,000 of the Debt and acknowledges receipt of $579,461.16 in cash (which shall be applied against the Debt), which reduces the unpaid balance of the Debt to $450,000 as of the date hereof.

     2.     Maturity  Date.  The  Company  and  Lender  hereby  agree  that  the
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            remaining  $450,000  of  the  Debt plus all accrued interest thereon shall  be  due April 22, 2001 (the "Maturity Date"). The Company and
                                           ------------------
            Lender hereby agree that interest shall accrue at the rate of 10% per annum beginning on December 1, 2000.

     3.     Default.  In  the event the Company fails to pay the full amount due
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            on  the  Maturity  Date,  the Company shall be in default and Lender shall be entitled to pursue all legal and equitable remedies that may be available and this Note shall thereafter bear interest at the highest rate permitted by law. Such interest accrued pursuant to this Section shall be due and payable to Lender without demand.

     4.     Application  of  Payments/Expenses.  All payments received by Lender
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            shall  be applied to the payment of accrued fees, charges, costs and expenses payable hereunder, to any interest due hereunder, or to the outstanding principal balance, as determined by Lender in his sole discretion. The Company shall be responsible for and hereby agrees to pay, without demand, all costs and expenses of enforcement and/or collection of this Modification Agreement, including reasonable attorney's fees, whether or not any suit or other legal proceedings be instituted hereon.


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     5.     Early  Re-Payment.  The  Company  hereby agrees that if prior to the
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            Maturity Date the Company receives aggregate proceeds of $10,000,000 or more from any one or series of capital transaction not in the ordinary course of business (i.e., sale of securities, receipt of loan proceeds, asset sales or settlement proceeds from the Mastec lawsuit) (specifically excluding proceeds received from (i) the Company's sale of its Series G Senior Preferred Stock and the warrants to purchase Company common stock issued in conjunction therewith and (ii) Fermor Investments Limited's loan to the Company in the aggregate principal amount of $2,200,000), the Company shall pay Lender the remaining $450,000 of the Debt plus all accrued interest thereon as of the closing of such financing.

     6.     Warrants.  The  Company  agrees  to  issue  to  Lender  a Warrant to
            --------
            purchase 50,000 shares of common stock of the Company in the form attached hereto as Exhibit A. The Company hereby agrees that if the remaining $450,000 of the Debt plus all accrued interest thereon is not paid to Lender by February 15, 2001, then the Company shall issue to Lender an additional Warrant to purchase 25,000 shares of common stock of the Company in the form attached hereto as Exhibit A.

     7.     Waiver.  By entering into this Modification Agreement, Lender waives
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            any  prior  default  by the Company under the Note or with regard to the  Debt.

     8.     Amendment.  This  Modification Agreement, and any provisions hereof,
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            may  not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Company or Lender, except by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     9.     Severability.  If  any  term,  covenant  or  condition  of  this
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            Modification  Agreement  shall  be  held  to  be invalid, illegal or unenforceable in any respect, this Modification Agreement shall be construed without such provision.

     10.     Governing  Law.  This  Modification  Agreement shall be governed by
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            and  construed in accordance with the laws of the state of Texas and the  applicable  laws  of  the  United  States  of  America.

     11.     Successors and Assigns.  This Modification Agreement shall bind the
             ----------------------
            successors,  and  assigns  of  Lender  and  the  Company.

     12.     Counterparts.  This  Modification  Agreement may be executed in any
             ------------
            number of facsimile counterparts, and each such counterpart shall be deemed to constitute but one and the same instrument.

     13.     Further  Assurances.  Upon  the  request  of  Lender,  the  Company
             -------------------
            agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Loan.


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     IN  WITNESS  WHEREOF,  the  Company  and  Lender  have  duly  executed this
Modification  Agreement  the  day  and  year  first  above  written.


                                     THE  COMPANY
                                     ------------

                                     TELSCAPE  INTERNATIONAL,  INC.,
                                     a  Texas  corporation


                                     By:______________________________________
                                     Name:____________________________________
                                     Title:_____________________________________


                                     LENDER
                                     ------


                                     _________________________________________
                                     JAMES  H.  DORSEY  III


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